Write-Down and Sale of Vessels	6 Months Ended
Jun. 30, 2017
Property, Plant and Equipment [Abstract]
Write-Down and Sale of Vessels
Write-down and Sale of Vessels

a)During February and March 2016, Centrofin Management Inc. (or Centrofin), the charterer for both the Bermuda Spirit and Hamilton Spirit Suezmax tankers, exercised its option under the charter contracts to purchase both vessels. As a result of Centrofin’s acquisition of the vessels, the Partnership recorded an aggregate $27.4 million loss on the sale of the vessels and associated charter contracts in the first quarter of 2016. The Bermuda Spirit was sold on April 15, 2016 and the Hamilton Spirit was sold on May 17, 2016. The Partnership used the total proceeds of $94.3 million from the sales primarily to repay existing term loans associated with these vessels.

b)On November 30, 2016, the Partnership reached an agreement to sell the Asian Spirit Suezmax tanker for net proceeds of $20.6 million. As at December 31, 2016, the vessel was classified as held for sale in the Partnership’s consolidated balance sheet. The vessel delivered to the new owner on March 21, 2017. The Partnership used the net proceeds from the sale primarily to repay existing term loans associated with the vessel.

c)In late-June 2017, the charterer for the European Spirit Suezmax tanker gave formal notice to the Partnership that it will not exercise its one-year extension option under the charter contract and will redeliver the vessel to the Partnership in late-August 2017. Upon receiving this notification, the Partnership commenced marketing the vessel for sale. As a result, the Partnership recorded a $12.6 million write-down of the vessel for the three and six months ended June 30, 2017 and classified the vessel as held for sale in the Partnership's consolidated balance sheet at June 30, 2017.